EQ ADVISORS TRUSTSM

1290 VT Equity Income Portfolio

SUPPLEMENT DATED NOVEMBER 19, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the SAI at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change to a control person of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), the sub-adviser to the 1290 VT Equity Income Portfolio.

Effective on or about November 17, 2020, Barrow Hanley was acquired by Perpetual Limited from BrightSphere Investment Group. As a result of this change, the table in the section of the SAI entitled “Investment Management and Other Services – The Sub-Advisers” is hereby amended as follows:

Portfolio	Name and Control Persons of the Sub-Adviser
1290 VT Equity Income	Barrow Hanley is an indirect subsidiary of Perpetual Limited, a publicly-held company traded on the Australian Stock Exchange.

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